UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-31957 (Commission File Number)	38-0135202 (I.R.S. Employer Identification No.)

100 S. Second Ave., Alpena, Michigan 49707
 (Address of principal executive offices)
(989) 356-9041
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 18, 2011, First Federal of Northern Michigan Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.

1.	The election of directors	For	Withheld	Broker non-votes

James C. Rapin	1,591,605	184,513	663,562

Martin A. Thomson	1,493,661	282,457	663,562

2.      The ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the year ending December 31, 2010.

For	Against	Abstain	Broker non-votes

2,420,486	16,367	2,827	None

Item 9.01          Financial Statements and Exhibits

(a)                      Financial Statements of businesses acquired.  Not Applicable.

(b)                      Pro forma financial information.  Not Applicable.

(c)                      Shell company transactions: None

(d)                      Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.

Date: May 18, 2011	By:	/s/ Michael Mahler
Michael Mahler
President and Chief Operating Officer (Duly Authorized Representative)